PRIVILEGED AND CONFIDENTIAL
ATTORNEY WORK PRODUCT
S&C Draft of June 15, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 15, 2005

(Date of earliest event reported)

Computer Associates International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9247	13-2857434
(Commission File Number)	(IRS Employer Identification No.)

One Computer Associates Plaza
Islandia, New York	11749
(Address of Principal Executive Offices)	(Zip Code)

(631) 342-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 15, 2005, Computer Associates International, Inc. filed a Form 12b-25 with the Securities and Exchange Commission to defer, from June 14 to June 29, 2005, the filing of its Annual Report on Form 10-K for the fiscal year ended March 31, 2005. The information in the Form 12b-25 is hereby incorporated into by reference and made a part of this Item 2.02.

Item 9.01. Financial Statements and Exhibits.

(c) Form 12b-25 filed June 15, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER ASSOCIATES INTERNATIONAL, INC.

Date: June 15, 2005	By:	/s/ Kenneth V. Handal

Kenneth V. Handal
Executive Vice President, General Counsel and Corporate Secretary